UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2010

National American University Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34751	83-0479936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 S. Highway 16, Suite 200 Rapid City, SD	57701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 721-5220

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On September 2, 2010, National American University Holdings, Inc. (the “Company”) issued a press release to announce that its Board of Directors declared a cash dividend in the amount of $0.0275 per share on all shares of the Company’s common stock outstanding and of record as of the close of business on September 30, 2010.
These dividends will be payable on or about October 8, 2010. National American University Holdings, Inc., operates on a May 31 st fiscal year.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press Release, dated September 2, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 2, 2010	NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.
	By:	/s/ Ronald L. Shape
		Name:	Ronald L. Shape, Ed. D.
		Title:	Chief Executive Officer